SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2006

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland	000-50724	82-0538520
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 17th Street, Suite 1700 Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Closing of Our Current Public Offering

On January 11, 2006, we filed a Form 8-K dated January 6, 2006, and made known our intent to close the primary offering component of our current public offering of up to $1,000,000,000 of common stock upon the earlier to occur of (1) the sale of an additional $100,000,000 of common stock or (2) the close of business on January 31, 2006. In our press release dated January 20, 2006, we announced the closing of the aforementioned primary offering component at the end of business on Monday, January 23, 2006.  For more details regarding the closing, please see a copy of the aforementioned press release, which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated January 20, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.

January 24, 2006
	By:	/s/ Evan H. Zucker
Evan H. Zucker
Chief Executive Officer